SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant   X

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement Definitive Proxy Statement X Definitive Additional Materials Soliciting Material Under Rule 14a-12	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

CHAMPPS ENTERTAINMENT, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X     No fee required.

            Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

        Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

October 15, 2004

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Champps Entertainment, Inc. This year’s meeting will be held on Wednesday, December 1, 2004, at 8:00 a.m., local time, at the Offices of Hogan & Hartson, L.L.P., 875 Third Avenue, New York, NY 10022.

        The attached proxy statement, with formal notice of the meeting on the first page, describes the matters we expect to act upon at the meeting. We urge you to review these materials carefully and to use this opportunity to take part in the affairs of Champps Entertainment, Inc. by voting on the matters described in this proxy statement. We hope that you will be able to attend the meeting. At the meeting, we will review our operations, report on 2004 financial results and discuss our plans for the future. Our directors and chief executive officer will be available to answer questions.

        Your vote is important. Whether you plan to attend the meeting or not, please complete the enclosed proxy card and return it as promptly as possible. The enclosed proxy card contains instructions regarding the methods of voting. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person.

        We look forward to seeing you at the meeting.

Sincerely, By: /s/ William H. Baumhauer William H. Baumhauer Chairman of the Board, President and Chief Executive Officer

CHAMPPS ENTERTAINMENT, INC.

10375 Park Meadows Drive
Suite 560
Littleton, Colorado 80124

_________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 1, 2004

_________________

        The 2004 annual meeting of stockholders of Champps Entertainment, Inc. will be held on Wednesday, December 1, 2004, at 8:00 a.m., local time, at the Offices of Hogan & Hartson, L.L.P., 875 Third Avenue, 25th Floor, New York, NY 10022. At the meeting, stockholders will vote upon the following proposals:

1.	To elect three Class II directors, each to serve for a three-year term; and

2.	To consider and act upon any other matters that may properly be brought before the annual meeting and at any adjournments or postponements of the meeting.

        You may vote if you are a stockholder of record as of the close of business on October 8, 2004. If you do not plan to attend the meeting and vote your common shares in person, please vote in the following way:

•	Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

        These items of business are more fully described in the Proxy Statement accompanying this notice. Any proxy may be revoked at any time prior to its exercise at the annual meeting.

October 15, 2004	By Order of the Board of Directors By: /s/ Donna L. Depoian Donna L. Depoian, Esq. Secretary

TABLE OF CONTENTS

Page

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
What is the purpose of the annual meeting
Who is entitled to vote
Can I attend the meeting?
What constitutes a quorum?
What vote is required?
How are votes counted?
How do I vote?
Will other matters be voted on at the annual meeting?
Can I revoke my proxy instructions?
What other information should I review before voting?
How can I find out the results of the voting at the annual meeting?
How can I find a list of stockholders entitled to vote at the annual meeting?

PROPOSAL 1: ELECTION OF DIRECTORS
Introduction
Vote Required
Recommendation
Information Regarding the Nominees and Other Directors
The Board of Directors and Its Committees
Communications With Our Board of Directors

EXECUTIVE OFFICERS

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Director Compensation
Executive Compensation
Employment and Termination Agreements
Indemnification Agreements
Stock Performance Graph
Compensation Committee Report
Compensation Committee Interlocks and Insider Participation
Audit Committee Report

AUDIT AND OTHER FEES

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

EXPENSES OF SOLICITATION

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

OTHER MATTERS

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
1 1 1 1 1 1 2 2 2 2 2 3 3 3 3 3 3 3 3 5 7 7 7 10 10 10 12 12 13 14 16 16 17 18 18 18 18 18

i

CHAMPPS ENTERTAINMENT, INC.

10375 Park Meadows Drive
Suite 560
Littleton, Colorado 80124

_________________

PROXY STATEMENT

_________________

        This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Champps Entertainment, Inc. (“Champps”) for use at the 2004 annual meeting of stockholders of Champps to be held on Wednesday, December 1, 2004, at 8:00 a.m., local time, at the Offices of Hogan & Hartson, L.L.P., 875 Third Avenue, 25th Floor, New York, NY 10022, and at any adjournments or postponements thereof.

        We intend to mail this proxy statement and accompanying proxy card on or about October 15, 2004 to all stockholders of record entitled to vote at the annual meeting. Champps’ principal executive office is located at 10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124. The telephone number at Champps’ principal executive office is (303) 804-1333.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

        At the annual meeting, stockholders will act upon the matters set forth in the accompanying notice of meeting.

Who is entitled to vote?

        If our records show that you are a stockholder as of the close of business on October 8, 2004, which is referred to as the record date, you are entitled to receive notice of the annual meeting and to vote the shares of common stock that you held on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

Can I attend the meeting?

        All stockholders of record of Champps’ shares of common stock at the close of business on the record date, or their designated proxies, may attend the annual meeting. If your shares are held in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or letter from that broker, trust, bank or other nominee that confirms you are the beneficial owner of those shares. Each stockholder or proxy holder will be asked to present a form of valid picture identification, such as a driver’s license or passport.

What constitutes a quorum?

        The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting or any adjournment or postponement thereof. As of the record date, there were 12,848,822 shares of common stock outstanding and entitled to vote at the annual meeting. Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares, and the brokers or nominees do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting.

What vote is required?

        Directors are elected by a plurality of the affirmative votes cast by the stockholders present at the meeting in person or by proxy, and entitled to vote. Cumulative voting is not permitted in the election of directors.

How are votes counted?

        Abstentions and broker non-votes are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will have no effect on the proposal of election of directors. Broker non-votes will have no effect on the proposal to be considered at the annual meeting.

How do I vote?

Voting by proxy holders for shares registered directly in the name of the stockholder

        If you hold your shares in your own name as a holder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your common shares by signing, dating and mailing the proxy card in the postage-paid envelope that has been provided to you by Champps.

Voting by proxy holders for shares registered in the name of a brokerage firm or bank

        If your common shares are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee, which you must follow in order to have your common shares voted.

Vote by mail

        If you would like to vote by mail, mark your proxy card, sign and date it, and return it to American Stock Transfer and Trust Company in the postage-paid envelope provided.

Vote in person

        If you are a registered stockholder and attend the annual meeting, you may deliver your completed proxy card or vote by ballot in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their common shares of record.

Will other matters be voted on at the annual meeting?

        We are not currently aware of any other matters to be presented at the annual meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

Can I revoke my proxy instructions?

        You may revoke your proxy at any time before it has been exercised by:

•	filing a written revocation with the secretary of Champps at the address set forth below;

•	filing a duly executed proxy bearing a later date; or

•	appearing in person and voting by ballot at the annual meeting.

        Any stockholder of record as of the record date attending the annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy.

What other information should I review before voting?

        Our fiscal year 2004 annual report, including financial statements for the fiscal year ended June 27, 2004, is included with this proxy statement. The annual report, however, is not part of the proxy solicitation material. Copies of our annual report filed with the Securities and Exchange Commission on Form 10-K, including the financial statements, may be obtained without charge upon written request to Investor Relations, Champps Entertainment, Inc., 10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124. The Form 10-K is also available on our web site at www.champps.com by clicking on “Investor Relations” then on “Filings with the SEC” or on the SEC’s website at www.sec.gov.

How can I find out the results of the voting at the annual meeting?

        Voting results will be announced at the annual meeting and will be published in our quarterly report on Form 10-Q for the second quarter of 2005.

How can I find a list of stockholders entitled to vote at the annual meeting?

        A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose germane to the meeting at the annual meeting and at Champps principal office located at 10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124 during normal business hours for a period of at least 10 days prior to the annual meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

        At the annual meeting, three Class II directors will be elected to serve until the 2007 annual meeting, or until their respective successors are duly elected and qualified. Our board of directors has nominated William H. Baumhauer, Michael O’Donnell and Nathaniel Rothschild to serve as the Class II directors. All nominees are currently serving as directors of Champps and have consented to being named herein. Our board of directors anticipates that the nominees will serve, if elected, as directors. However, if any persons nominated by our board of directors are unable to accept election, the proxies will be voted for the election of such other person or persons as our board of directors may recommend.

Vote Required

        Directors must be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote on the issue at the annual meeting.

Recommendation

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES FOR ELECTION AS CLASS II DIRECTORS TO THE BOARD.

Information Regarding the Nominees and Other Directors

        The following biographical descriptions set forth certain information with respect to the three nominees for re-election as Class II directors at the annual meeting and each director who is not up for election based on information furnished to Champps by each director.

Nominees for election as Class II directors – term expiring 2004

        William H. Baumhauer. Mr. Baumhauer is our chairman of the board and has been the president and chief executive officer of Champps since June 1999 and a director since August 1999. Mr. Baumhauer served as the chairman of the board, president and chief executive officer of DAKA International, Inc. from 1992 to July 1997 and also held these positions with the predecessor company, Unique Casual Restaurants, Inc. until July 1998, when he left the company to serve as president and chief operating officer of Planet Hollywood International, Inc., a position he held until his return to Champps in June 1999. He is 56 years old.

        Michael P. O’Donnell. Mr. O’Donnell has served as a director since September 2002. Mr. O’Donnell has served as president, chief executive officer and a member of the board of directors of Sbarro, Inc. since September 2003. Since May 2002, he has served as the president of MPO Enterprises, Inc., a consulting firm. From August 1998 through May 2002, he served in various capacities for Outback Steakhouse, Inc. including president and chief executive officer of Roy’s, a joint venture between Outback Steakhouse and Roy Yamaguchi. Mr. O’Donnell also served as chief executive officer for all new businesses for Outback Steakhouse while serving on the board of directors of Roy’s, Flemings, Carrabbas Italian Grill and Cheeseburger in Paradise, all Outback joint ventures. From June 1995 to August 1998, Mr. O’Donnell was president, chief operating officer and partner of Ale House Restaurants, Inc. From January 1990 to May 1995, Mr. O’Donnell was chief executive officer and chairman of Ground Round Restaurants, Inc. Mr. O’Donnell also serves as a director of Boston Inner City Schools. He is 48 years old.

        Nathaniel Rothschild. Mr. Rothschild has served as a director since August 1999. Mr. Rothschild is the president of Atticus Capital, L.L.C., a private investment management company. Mr. Rothschild is also a principal and/or officer of other Atticus affiliates. Since July 2004 Mr. Rothschild has been a director of RIT Capital Partners, plc. He is 33 years old.

The board of directors recommends a vote “For” the election of each of the nominees to serve as Class II Directors.

Incumbent Class I directors – term expiring 2006

        Timothy R. Barakett. Mr. Barakett has served as a director since March 1999. Mr. Barakett is the chairman, chief executive officer and managing member of Atticus Capital, L.L.C., a private investment management company. Mr. Barakett is also a principal and/or officer of other Atticus affiliates. Mr. Barakett also serves as an alternate director on the board of RIT Capital Partners, plc. He is 39 years old.

        James Goodwin. Mr. Goodwin has served as a director since March 1999. Since 1998, Mr. Goodwin has served as the chairman and managing member of Half Moon Capital Management, LLC, a private investment management company. He is 48 years old.

        Charles G. Phillips. Mr. Phillips has served as a director since December 2002. Mr. Phillips served as president of Gleacher Partners, an investment banking firm, from 1997 to 2001, where he also served as a managing director for 11 years. Prior to joining Gleacher Partners, Mr. Phillips held senior positions at other leading investment banking firms, including nine years at Morgan Stanley where he served as a managing director and founded and led that firm’s high yield finance activities in 1984. Mr. Phillips has been a director of several public and private companies and investment funds and serves on the governing bodies of a number of educational and non-profit organizations. He is 56 years old.

Incumbent Class III directors – term expiring 2005

        Stephen F. Edwards. Mr. Edwards has served as a director since May 2001. Mr. Edwards is a senior managing director of Atticus Capital, L.L.C., a private investment management company. From 1995 to June 2002, Mr. Edwards was a senior managing director at Bruckmann, Rosser, Sherrill & Co., LLC, a private equity investment firm. He is 41 years old.

        Ian Hamilton. Mr. Hamilton has served as a director since December 2002. Mr. Hamilton is the founder of The Hamilton Group, a sports marketing and entertainment company since March 2002. From August 2000 to March 2002, Mr. Hamilton served as the commissioner of the Professional Bowlers Association. Mr. Hamilton previously served as the president of Planet Hollywood International’s Official All Star Café from March 1997 to August 2000. From September 1983 to March 1997, Mr. Hamilton was the Global Director of Tennis Sports Marketing at Nike, Inc. Mr. Hamilton serves as a board member of U.S. Sports Development, Inc. and the Tim & Tom Gullikson Foundation. He is 48 years old.

The Board of Directors and Its Committees

Board of Directors

        Champps is managed by an eight member board of directors. At the beginning of fiscal year 2004, our board of directors consisted of nine members; however, one member, Alan Schwartz, resigned on September 22, 2004. Our board of directors is divided into three classes, and the members of each class of directors serve for staggered three-year terms. Our board of directors is composed of three Class I directors (Messrs. Barakett, Goodwin and Phillips), three Class II directors (Messrs. Baumhauer, O’Donnell and Rothschild) and two Class III directors (Messrs. Edwards and Hamilton). The terms of the Class I, Class II and Class III directors will expire upon the election and qualification of directors at the annual meetings of stockholders held in 2006, 2004 and 2005, respectively. At each annual meeting of stockholders, directors will be re-elected or elected for a full term of three years to succeed those directors whose terms are expiring.

        Our board of directors met five times in fiscal year 2004 at four regularly scheduled meetings and one special meeting. Each of the directors attended 75% or more of the aggregate of (a) the total number of meetings of the board of directors during fiscal year 2004, and (b) the total number of meetings held by all committees of the board of directors on which such director served during fiscal year 2004 with the exception of Nathaniel Rothschild, James Goodwin and Alan Schwartz. We do not have a formal policy on board member attendance at our annual meetings although we encourage members of the board to attend our annual meetings. Last year eight of our then nine directors attended the annual meeting.

Corporate Governance

        We regularly monitor developments in the area of corporate governance. In November 2003, the Securities and Exchange Commission (“SEC”) approved the final corporate governance rules of The Nasdaq Stock Market, Inc. (“Nasdaq”), and our board of directors has subsequently completed its review of these rules and has taken all actions required for Champps to be in full compliance by the applicable deadlines.

        In accordance with the Sarbanes-Oxley Act and the Nasdaq corporate governance rules, our board of directors and its committees have taken a number of actions to comply with these new rules. These actions include (i) adopting a new audit committee charter, which reflects certain changes required under the Sarbanes-Oxley Act, (ii) establishing a nominating and governance committee and adopting a charter pursuant thereto, (iii) adopting a revised compensation committee charter, (iv) adopting a code of business conduct and ethics applicable to our directors, officers and employees, and (v) establishing a practice of holding regular executive sessions of non-management directors.

        The board of directors has determined that each of Charles Phillips, Michael O’Donnell, Nathaniel Rothschild, Timothy Barakett, Stephen Edwards, James Goodwin and Ian Hamilton qualify as “independent directors” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers (“NASD”).

        The board of directors has standing audit, compensation and nominating and governance committees, which assist the board in the discharge of its responsibilities.

Audit Committee

        Our board of directors has established an audit committee currently consisting of Messrs. Phillips, Hamilton and O’Donnell. The audit committee acts pursuant to a written charter that was adopted by our board of directors on March 8, 2000, subsequently amended on May 22, 2002, and most recently amended on February 18, 2004, a copy of which is attached hereto as Exhibit A. The audit committee reviews and assesses the adequacy of its charter on an annual basis. The audit committee’s duties include overseeing the internal accounting controls and reviewing the financial statements of Champps. The audit committee also makes recommendations concerning the engagement of independent public accountants and communicates with Champps’ independent auditors on matters of auditing and accounting. The audit committee met seven times during fiscal year 2004.

        Each of the audit committee members is “independent,” as defined in the SEC and NASD rules. Our board of directors determined that each of the members of the audit committee is able to read and understand fundamental financial statements, including Champps’ balance sheet, income statement and cash flow statement. In addition, our board of directors has determined that Charles Phillips qualifies as an “audit committee financial expert” within the meaning of the regulations of the SEC. Mr. O’Donnell is the principal of a consulting company that receives a monthly consulting fee of $1,500 from Atticus Capital, L.L.C., our largest shareholder, however, the board of directors determined that this arrangement did not interfere with Mr. O’Donnell’s exercise of independent judgment in carrying out his responsibilities as a director and member of the audit committee.

Compensation Committee

        Our board of directors has established a compensation committee consisting of Messrs. Hamilton, Phillips, Edwards and O’Donnell, each of whom is an independent non-employee director of Champps. At the beginning of fiscal year 2004, the compensation committee consisted of Messrs. Schwartz, O’Donnell, Phillips and Hamilton. On September 22, 2004, Mr. Schwartz resigned and Mr. Edwards was nominated and elected to serve on this committee. The compensation committee exercises all powers of our board of directors in connection with officer and employee compensation matters, including administering Champps’ 2003 Stock Option and Incentive Plan, 1997 Stock Option and Incentive Plan and the 1997 Employee Stock Purchase Plan. The compensation committee also has authority to grant awards under the 2003 Stock Option and Incentive Plan and the 1997 Stock Option and Incentive Plan. The compensation committee met two times during fiscal year 2004.

        Our compensation committee operates under the compensation committee charter adopted by our board of directors, a copy of which is available on our website at www.champps.com under the link “Investor Relations,” then click on “Corporate Governance”.

Nominating and Governance Committee

        Our board of directors has established a nominating and governance committee consisting of Messrs. Edwards, Hamilton, O’Donnell and Phillips, each of whom is “independent” as defined in the SEC and NASD rules. At the beginning of fiscal year 2004, the nominating committee consisted of Messrs. Hamilton, O’Donnell, Phillips and Schwartz. On September 22, 2004, Mr. Schwartz resigned and Mr. Edwards was nominated and elected to serve on this committee. The nominating and governance committee did not meet independently during fiscal year 2004 but met during sessions of the full board.

        The nominating and governance committee is charged with evaluating and recommending to the board of directors qualified candidates for election or appointment to the board of directors, making recommendations regarding the organization and structure of the board of directors and various committees thereof and overseeing matters of corporate governance, including the evaluation of director performance and a periodic review of the corporate governance principles applicable to Champps and its employees, officers and directors. The nominating and governance committee operates under the nominating and governance committee charter adopted by our board of directors, a copy of which is available on our website at www.champps.com under the link “Investor Relations,” then click on “Corporate Governance.”

        The nominating and governance committee utilizes a variety of methods for identifying and evaluating nominees for director. In the event that vacancies on the board of directors arise, the nominating and governance committee considers potential candidates for director, which may come to the attention of the nominating and governance committee through current directors, officers, employees, professional search firms, stockholders or other persons. The nominating and governance committee will consider candidates for the board of directors recommended by stockholders if the names and qualifications of such candidates are submitted in writing to the corporate secretary of Champps at Champps Entertainment, Inc., at 10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124, in accordance with the advance notice provisions for stockholder proposals set forth by our by-laws and under the caption “Stockholder Proposals for 2005 Annual Meeting” in this Proxy Statement. As described above, the nominating and governance committee considers properly submitted stockholder nominations for candidates for the board of directors in the same manner as it evaluates other nominees. The materials provided by a stockholder to Champps for consideration of a nominee for director are forwarded to the nominating and governance committee. The nominating and governance committee evaluates nominee’s independence, as well as their experience, areas of expertise, diversity, perspective, broad business judgment and leadership.

        Our board of directors may from time to time establish other special or standing committees to facilitate the management of Champps or to discharge specific duties delegated to the committee by the full board of directors.

        We have adopted a code of business conduct and ethics applicable to all of our directors, officers and employees, which includes the prompt disclosure of any waiver of any provision of the code by executive officers or directors made by our board of directors. In addition to the audit committee charter attached to this proxy statement, you can also locate copies of the nominating and governance committee charter, compensation committee charter, and code of business conduct and ethics on our website at www.champps.com under the link “Investor Relations, ” then click on “Corporate Governance. ” In addition, you may also obtain a copy of any of these documents without charge by writing to: Champps Entertainment, Inc., at 10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124, Attention: Investor Relations.

Communications With Our Board of Directors

        Shareholders may communicate with the board of directors or any of the directors by sending written communications addressed to the board of directors or any of the directors to: Champps Entertainment, Inc. at 10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124, Attention: Corporate Secretary. All communications other than those determined in good faith by the general counsel to be frivolous are compiled by the Corporate Secretary and forwarded to the board of directors or the individual director(s) accordingly.

EXECUTIVE OFFICERS

        The following biographical descriptions set forth certain information with respect to Champps’ executive officers.

        William H. Baumhauer. Mr. Baumhauer has been the chief executive officer and president of Champps since June 1999. See Proposal I Election of Directors for the biography of Mr. Baumhauer.

        Donnie N. Lamb. Mr. Lamb has served as chief operating officer and senior vice president of operations for Champps since August 2002. From August 1999 to August 2002, Mr. Lamb served as vice president of operations for Champps. From 1996 to 1999, Mr. Lamb served as the director of operations of Champps Operating Corporation, a subsidiary of Champps. He is 51 years old.

        Frederick J. Dreibholz. Mr. Dreibholz has served as our chief financial officer and treasurer since October 1999. He is 49 years old.

        Donna L. Depoian. Ms. Depoian has served as our vice president, general counsel and secretary since May 1998. She served as acting general counsel and assistant secretary from February 1998 to May 1998 and as corporate counsel and assistant secretary from July 1997 to February 1998. Ms. Depoian also served as corporate counsel and assistant secretary for DAKA from April 1994 to July 1997. She is 44 years old.

        J. David Miller. Mr. Miller has served as vice president of construction and design since October 1999. He is 53 years old.

        Craig Heide. Mr. Heide has served as vice president of human resources since August 2002. From October 2000 to August 2002, he served as Champps’ director of human resources and as director of recruitment from July 1998 to October 2000. He is 43 years old.

        Susan K. Beranek. Ms. Beranek has served as vice president of marketing since December 2003. From March 1997 to May 2003, she served as vice president of marketing for Taco John’s International, Inc. She is 51 years old.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

        The following table shows the amount of common stock of Champps beneficially owned as of October 1, 2004 based on 12,848,189 shares of common stock outstanding on such date by:

•	each director;

•	the chief executive officer and the four most highly compensated executive officers of Champps, each of whose compensation exceeded $100,000 during the fiscal year ended June 27, 2004;

•	all directors and executive officers of Champps as a group; and

•	each person known by Champps to beneficially own more than 5% of its outstanding common stock.

Unless otherwise indicated, the address for each person or entity below is c/o Champps Entertainment, Inc., 10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124.

        Beneficial ownership of common stock includes shares that are individually or jointly owned, as well as shares of which the individual has sole or shared investment or voting authority. Beneficial ownership of common stock also includes shares that could be purchased by the exercise of options, warrants or notes at or within 60 days of October 1, 2004. The amounts set forth in the table as beneficially owned include shares owned, if any, by spouses and relatives living in the same home, as to which beneficial ownership may be disclaimed as set forth in the notes following the table.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent
Directors and Executive Officers
William H. Baumhauer (1)	421,152	3.3%
Timothy R. Barakett (2)	4,447,833	33.6%
Stephen F. Edwards (3)	26,000	*
James Goodwin (4)	38,500	*
Ian Hamilton (5)	16,000	*
Michael P. O'Donnell (6)	16,000	*
Charles G. Philips (7)	16,000	*
Nathaniel Rothschild (8)	36,000	*
Donna L. Depoian (9)	57,157	*
Frederick J. Dreibholz (10)	82,005	*
Donnie N. Lamb (11)	98,861	*
J. David Miller (12)	68,472	*
Other Stockholders
Franklin Advisory Services, LLC (13)	920,000	7.2%
T. Rowe Price Associates (14)	969,044	7.3%
Dimensional Fund Advisors, Inc. (15)	729,443	5.7%

All directors and executive officers as a group
(12 persons) (16)	5,323,980	38.9%

* Less than 1% of the outstanding shares of our common stock.

(1)	Includes 16,667 shares of common stock issuable upon the exercise of stock options held by Mr. Baumhauer.

(2)	Includes 36,000 shares of common stock issuable on the exercise of stock options held by Mr. Barakett. The number also includes 281,425 shares issuable upon conversion of the 5.5% convertible subordinated notes due 2007 in the aggregate principal amount of $3,000,000 (assuming conversion at the initial conversion price of $10.66 per share) and 70,356 shares issuable upon exercise of the warrants (assuming conversion at the initial conversion price of $11.10 per share) both issued by Champps in December 2002 to Atticus Capital, L.L.C. which were subsequently transferred to certain funds managed by Atticus Captial, L.L.C. Mr.Barakett is the chairman, chief executive officer and managing member of Atticus Capital, L.L.C., a Delaware limited liability company. Atticus Capital, L.L.C., together with certain of its affiliated entities (the “Atticus entities”), act as advisors for various investment funds (“Funds”) and managed accounts (“Accounts”). Based on his relationship with the Atticus entities, Mr. Barakett is deemed to be a beneficial owner of the common stock owned by the Funds and Accounts. The address for Mr. Barakett is c/o Atticus Capital, L.L.C., 152 West 57th Street, 45th Floor, New York, New York 10019.

(3)	Includes 26,000 shares of common stock issuable on the exercise of stock options held by Mr. Edwards. Although Mr. Edwards is the senior managing director of Atticus Capital, L.L.C., and manages one or more of the Funds and Accounts, none of such Funds and Accounts managed by Mr. Edwards holds any common stock of Champps and, therefore, Mr. Edwards disclaims beneficial ownership of any of the shares of common stock owned by certain other of the Funds and Accounts which are not managed by Mr. Edwards. The address for Mr. Edwards is c/o Atticus Capital, L.L.C., 152 West 57th Street, 45th Floor, New York, New York 10019.

(4)	Includes 36,000 shares of common stock issuable on the exercise of stock options held by the Gordon Tang Goodwin Trust of which Mr. Goodwin is a trustee. Mr. Goodwin disclaims beneficial ownership of shares owned by this trust. The address for Mr. Goodwin is c/o Half Moon LLC, 152 West 57th Street, 45th Floor, New York, New York 10019.

(5)	Includes 16,000 shares of common stock issuable upon the exercise of stock options held by Mr. Hamilton. The address for Mr. Hamilton is 333 S. State Street, Suite V-154, Lake Oswego, Oregon 79034

(6)	Includes 16,000 shares of common stock issuable upon the exercise of stock options held by Mr. O’Donnell. The address for Mr. O’Donnell is 401 Broadhollow Road, Melville, New York 11747

(7)	Includes 16,000 shares of common stock issuable upon the exercise of stock options held by Mr. Phillips.

(8)	Includes 36,000 shares of common stock issuable on the exercise of stock options held by Mr. Rothschild. Although Mr. Rothschild is the president of Atticus Capital, L.L.C., he does not have sole or shared power to vote or to dispose of any shares of common stock beneficially owned by the Funds or Accounts managed by the Atticus entities and, therefore, disclaims beneficial ownership of any of the shares of common stock owned by the Funds and Accounts. The address for Mr. Rothschild is c/o Atticus Capital, L.L.C., 152 West 57th Street, 45th Floor, New York, New York 10019.

(9)	Includes 55,467 shares of common stock issuable upon the exercise of stock options held by Ms. Depoian.

(10)	Includes 80,333 shares of common stock issuable upon the exercise of stock options held by Mr. Dreibholz.

(11)	Includes 96,333 shares of common stock issuable upon the exercise of stock options held by Mr. Lamb.

(12)	Includes 65,167 shares of common stock issuable upon the exercise of stock options held by Mr. Miller.

(13)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2003, by Franklin Resources, Inc. Franklin Advisory Services, LLC may be deemed to be a beneficial owner of 920,000 shares of common stock held by Franklin Resources, Inc. Charles B. Johnson and Rupert H. Johnson each may be deemed to be beneficial owners of securities held by Franklin Resources, Inc. Each disclaims beneficial ownership of any of the 920,000 shares of common stock held by Franklin Resources, Inc. The address for Franklin Advisory Services, LLC is 901 Mariners Island Blvd., 6th Floor, San Mateo, California 94404.

(14)	Based on information provided by www.nasdaq.net on September 30, 2004, showing sole dispositive power with respect to 500,000 shares. In addition, this number includes 375,235 shares issuable upon conversion of $4,000,000 convertible subordinated notes and 93,809 warrants to purchase common stock purchased from Champps in December 2002.

(15)	Based on information provided by www.nasdaq.net on September 30, 2004, showing sole dispositive power with respect to 729,443 shares. The address for Dimensional Fund Advisors, Inc is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(16)	The number of shares beneficially owned by all directors and executive officers as a group includes 495,967 shares of common stock issuable upon the exercise of outstanding stock options, 281,425 common shares issuable upon the conversion of notes and 70,356 common shares issuable upon the exercise of outstanding warrants.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

        All of our directors are entitled to be reimbursed for reasonable expenses incurred by them in connection with their attendance at board and committee meetings. In addition, for the fiscal year ended June 27, 2004, our non-employee directors, which included Messrs. Phillips, Hamilton, O’Donnell, Barakett, Edwards, Goodwin and Rothschild were each granted options to purchase 10,000 shares of our common stock for service on our board of directors. These options vest in full on the first anniversary of the date of grant. Members of the audit committee, compensation committee and nominating and governance committee also receive $3,000 per meeting for their service at the meeting.

        In connection with Mr. Goodwin’s appointment to the board of directors in March 1999, Atticus Capital, L.L.C. entered into an agreement with Mr. Goodwin, which provides that Atticus Capital, L.L.C. will pay to Mr. Goodwin an amount equal to five percent of the proceeds above $4.875 per share of common stock realized by Atticus Partners, L.P., Atticus Qualified Partners, L.P. and Atticus International, Ltd. upon the sale or disposition of certain shares of our common stock beneficially owned by them. In addition, Mr. Goodwin received a fee of $6,000 per month from Atticus Capital, L.L.C. in connection with his service on the board of directors.

Executive Compensation

Summary Compensation Table

        The following table provides information as to compensation paid by Champps for fiscal years 2002, 2003 and 2004 to the chief executive officer and the four most highly compensated executive officers of Champps, each of whose compensation exceeded $100,000 during the fiscal year ended June 27, 2004 (the “named executives “).

Name and Principal Position	Year	Salary	Bonus (1)	Long Term Compensation Awards Options/SARs (2)	All Other Compenstation (3)
William H. Baumhauer	2004	$400,010	$141,120	50,000	$--
Chairman, President and	2003	400,010	--	--	2,200
Chief Executive Officer	2002	400,010	100,000	--	3,675
Donna L. Depoian	2004	135,577	48,157	12,500	--
Vice President, General	2003	131,684	--	6,000	851
Counsel and Secretary	2002	126,092	10,000	15,000	1,429
Frederick J. Dreibholz	2004	148,315	55,037	17,500	--
Vice President and	2003	141,849	--	9,000	--
Chief Financial Officer	2002	136,600	17,500	20,000	423
Donnie N. Lamb	2004	182,692	65,268	25,000	--
Senior Vice President	2003	171,923	--	12,000	1,122
and Chief Operating Officer	2002	153,462	15,000	20,000	1,821
J. David Miller	2004	145,461	51,685	12,500	--
Vice President of	2003	141,154	--	6,000	907
Construction and Design	2002	135,500	10,000	15,000	102

(1)     Represents amounts accrued at fiscal year end but paid after fiscal year end for performance during fiscal year 2004.

(2)     Represents the number of options to acquire common stock granted during the applicable fiscal year.

(3)     Represents the company’s 401(k) matching contribution.

Option Grants in Fiscal Year 2004

        Champps grants options to its executive officers under its 1997 Stock Option and Incentive Plan and its 2003 Stock Option and Incentive Plan (collectively the “Incentive Plans”). As of June 27, 2004, options to purchase 1,306,788 shares were outstanding under the Incentive Plans and options to purchase 741,877 shares remained available for grant.

        The following table provides certain information with respect to stock options granted by Champps during fiscal year 2004 to the chief executive officer and the named executives.

	Options	% of Total Options Granted to Employees in Fiscal	Exercise Price Per	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name	Granted	Year	Share	Date	5%	10%
William H. Baumhauer	50,000	16.2%	$6.97	9/15/2014	219,000	555,500
Donna L. Depoian	12,500	4.1%	6.97	9/15/2014	54,750	138,875
Frederick J. Dreibholz	17,500	5.7%	6.97	9/15/2014	76,650	194,425
Donnie N. Lamb	25,000	8.1%	6.97	9/15/2014	109,500	277,750
J. David Miller	12,500	4.1%	6.97	9/15/2014	54,750	138,875

(1)	Potential realizable value is the value of the granted options, based on the assumed annual growth rates of the share price shown during their ten-year option term. For example, a 5% growth rate, compounded annually, for Ms. Depoian’s, Mr. Dreibholz’, Mr. Miller’s and Mr. Lamb’s grants result in a share price of $11.35 per share, and a 10% growth rate, compounded annually, result in a share price of $18.08 per share. These potential realizable values are listed to comply with the regulations of the Securities and Exchange Commission, and we cannot predict whether these values will be achieved. Actual gains, if any, on stock option exercises are dependent on the actual future performance of the common stock.

Aggregate Option Exercises in Fiscal Year 2004 and Year-end Option Values

     The following table sets forth the number of shares of common stock covered by the stock options held by the chief executive officer and the four most highly compensated executive officers of Champps as of the end of fiscal year 2004. The value of unexercised in-the-money options is based on the closing price of the common stock as reported by Nasdaq on the last day of the most recent fiscal year, June 27, 2004, minus the exercise price, multiplied by the number of shares underlying the options.

	Shares Acquired	Value	Number of Beneficial Options at Fiscal Year-end		Value of Oustanding In-the-Money Options Options at Fiscal Year-end
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
William H. Baumhauer	--	$--	--	50,000	$--	$81,000
Donna L. Depoian	--	--	46,300	20,500	100,010	36,650
Frederick J. Dreibholz	--	--	67,833	28,667	216,708	52,042
Donnie N. Lamb	--	--	81,333	37,667	258,578	69,667
J. David Miller	--	--	56,000	20,500	190,310	36,650

Equity Compensation Plan Information

        The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of June 27, 2004.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c) (1)
Equity compensation plans
approved by security holders	1,036,788	5.81	960,030
Equity compensation plans not
approved by security holders	None	N/A	N/A

Total	1,036,788	5.81	960,030

(1)	Includes 450,000 shares authorized for issuance under the Employee Stock Purchase Plan under which 224,540 shares have been issued and 7,307 shares were subject to purchase as of June 27, 2004. In addition, the company has 1,365,000 shares authorized for issuance under its 1997 Stock Option and Incentive Plan under which 1,345,623 shares have been issued and the company also has 1,250,000 shares authorized for issuance under its 2003 Stock Option and Incentive Plan under which 527,500 shares have been issued.

Employment and Termination Agreements

        William H. Baumhauer. On May 22, 2003, Champps entered into a two-year amended and restated employment contract with Mr. Baumhauer, which expires June 30, 2005. The agreement provides for a base salary of $400,000 per year. If Mr. Baumhauer’s employment is terminated without “cause,” or Mr. Baumhauer terminates his employment for “good reason,” Champps shall continue to pay Mr. Baumhauer’s base salary through the term of the agreement or for one year, which ever is longer.

        Donna L. Depoian. On February 26, 1999, Champps entered into an employment agreement with Donna L. Depoian to serve as vice president, general counsel and secretary. The agreement provides for an initial term of one year and for successive one-year renewals thereafter. Under the agreement, Ms. Depoian receives an annual base salary of $120,000, subject to adjustment at the discretion of the board of directors. Ms. Depoian’s current annual salary is $136,500. The agreement further provides that in the event Champps terminates Ms. Depoian’s employment without “cause,” or if Ms. Depoian terminates her employment for “good reason,” Champps shall pay Ms. Depoian an amount equal to Ms. Depoian’s cash compensation for one year.

Indemnification Agreements

        Champps has entered into indemnification agreements with certain of the members of the board, pursuant to which Champps has agreed to advance expenses and indemnify such persons against certain liabilities incurred in connection with their services to Champps. In the event of a proceeding brought against an indemnified person by or in the right of Champps, that person shall not be entitled to indemnification if he or she is adjudged to be liable to Champps, or if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification shall nevertheless be made by Champps in such event if, and only to the extent, determined by the Court of Chancery of the State of Delaware, or another court in which such proceeding is brought or is pending.

Stock Performance Graph

        The following graph provides a comparison of cumulative total stockholder return for the period from June 27, 1999 through June 27, 2004 (the last day of Champps’ most recently completed fiscal year), among: Champps; the Russell 3000 Index; a new peer group which is made up of the S&P small cap restaurant index (the “New Peer Group”); and a peer group consisting of Cheesecake Factory, Inc., BUCA, Inc., P.F. Changs China Bistro, Inc., Landry’s Seafood Restaurant, Inc. and Rare Hospitality International, Inc. (the “Prior Peer Group”). We believe the companies in the New Peer Group provide a more useful comparison to the company than the narrower Prior Peer Group. Next year’s proxy statement will not contain the Prior Peer Group. The returns of each issuer in the peer group have been weighted according to the respective company’s market capitalization as of the beginning of the period. The stock performance graph assumes an investment of $100 in each of Champps and the two indexes, and the reinvestment of any dividends. The historical information set forth below is not necessarily indicative of future performance.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG CHAMPPS ENTERTAINMENT, INC., RUSSELL 3000 INDEX,
S&P SMALLCAP RESTAURANT INDEX AND PRIOR PEER GROUP INDEX

DOLLARS
400
350
300
250
200
150
100
50
0
1999
2000
2001
2002
2003
2004
CHAMPPS ENTERTAINMENT INC.
PRIOR PEER GROUP INDEX
RUSSELL 3000 INDEX
S&P SMALLCAP RESTAURANT INDEX

ASSUMES $100 INVESTED ON JUNE 27, 1999
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING JUNE 27, 2004

COMPANY/INDEX/MARKET	1999	2000	2001	2002	2003	2004
CHAMPPS ENTERTAINMENT, INC	100.00	143.33	270.67	325.60	126.93	229.09
PRIOR PEER GROUP INDEX	100.00	121.82	178.04	233.34	252.60	276.13
RUSSELL 3000 INDEX	100.00	108.25	92.07	75.11	74.32	88.02
S&P SMALL CAP RESTAURANT INDEX	100.00	76.93	75.08	85.28	71.84	94.00

Compensation Committee Report

        The compensation committee reviews and approves compensation levels for Champps’ executive officers, including the chief executive officer, and oversees and administers Champps’ executive compensation programs and stock option and incentive plans. All members of the compensation committee, listed at the end of this report, are non-employee directors who are not eligible to participate in the compensation programs that the compensation committee oversees except for option grants. See “Directors’ Compensation”

Philosophy

        The compensation committee believes that the interests of Champps’ stockholders are best served when compensation is directly aligned with Champps’ financial performance. Therefore, the compensation committee has approved overall compensation programs that award a competitive base salary and encourage exceptional performance through meaningful incentive awards, both short-and long-term, which are tied to Champps’ performance.

Responsibilities

        The responsibilities of the compensation committee include:

•	developing compensation programs that are consistent with and are linked to Champps' strategy;

•	assessing the performance of and determining an appropriate compensation package for the president and chief executive officer; and

•	ensuring that compensation for the other executive officers reflects individual, team, and Champps’ performance appropriately.

Purpose

        Champps’ executive compensation programs are designed to:

•	attract, retain and motivate key executive officers;

•	link the interests of executive officers with stockholders by encouraging stock ownership;

•	support Champps' goal of providing superior value to its stockholders and customers; and

•	provide appropriate incentives for executive officers, based on achieving key operating and organizational goals.

        The compensation committee believes that Champps’ executive compensation policies should be reviewed during the first quarter of the fiscal year when the financial results of the prior fiscal year become available. The policies should be reviewed in light of their consistency with Champps’ financial performance, its business plan and its position within the restaurant industry, as well as the compensation policies of similar companies in the restaurant business. The compensation of individual executives is reviewed annually by the compensation committee in light of its executive compensation policies for that year.

        In setting and reviewing compensation for the executive officers, the compensation committee considers a number of different factors designed to assure that compensation levels are properly aligned with Champps’ business strategy, corporate culture and operating performance. Among the factors considered are the following:

Comparability — The compensation committee considers the compensation packages of similarly situated executives The objective is to maintain competitiveness in the marketplace in order to attract and retain the highest quality executives. This is a principal factor in setting base levels of compensation.

Pay for Performance — The compensation committee believes that compensation should, in part, be directly linked to operating performance. To achieve this link with regard to short-term performance, the compensation committee relies on cash bonuses, which are determined on the basis of certain objective criteria set forth in the Company’s bonus plan. The bonus plan provides that bonuses will be paid in the event the Company’s net income exceeds prior year’s net income with a sliding scale in the event that the Company also exceeds its budget.

Equity Ownership — The compensation committee believes that equity-based, long-term compensation aligns executives’ long-range interests with those of the stockholders. These long-term incentive programs are reflected in Champps’ stock option plan. The compensation committee believes that significant stock ownership is a major incentive in building stockholder value and reviews grants of options with that goal in mind.

Qualitative Factors — The compensation committee believes that in addition to corporate performance and specific business unit performance, in setting and reviewing executive compensation it is appropriate to consider the personal contributions that a particular individual may make to the overall success of Champps. Such qualitative factors as leadership skills, impact on the Company’s business and employee development have been deemed to be important qualitative factors to take into account in considering levels of compensation.

Annual Cash Compensation

        Annual cash compensation for the executive officers consists of a base salary and a variable, at-risk incentive bonus under Champps’ corporate bonus plan.

        It is Champps’ general policy to pay competitive base compensation to its executive officers. The compensation committee annually reviews and, if appropriate, adjusts executive officers’ base salaries. In making individual base salary recommendations, the compensation committee considers the executive’s experience, management and leadership ability, technical skills, his or her compensation history, as well as the performance of Champps as a whole and, where applicable, the performance of specific business units.

        Under the corporate bonus plan, each executive is assigned a target incentive award. This incentive award may be awarded by the compensation committee, based on its assessment of a combination of four factors: Champps’ overall performance; business unit performance; attainment of predetermined individual goals; and the level of personal/leadership impact.

Chief Executive Officer Compensation

        On June 24, 1999, Mr. Baumhauer was hired by Champps as president and chief executive officer and in August 1999 was elected as a director and was appointed chairman of the board of directors. At the recommendation of the compensation committee, Champps entered into an amended and restated employment contract with Mr. Baumhauer on May 22, 2003. See “Executive Compensation.” Under the terms of his employment agreement, Mr. Baumhauer receives an annual base salary of $400,000, the same base salary he has received since 1999. In addition, on September 15, 2003, Mr. Baumhauer received a grant of stock options to purchase 50,000 shares of common stock pursuant to his employment agreement and it is anticipated that the board will consider additional option grants on an annual basis. Mr. Baumhauer is eligible for a bonus under the Company’s corporate bonus plan in the event Company’s net income for the current year exceeds prior year’s net income. Mr. Baumhauer also received a bonus in the amount of $141,120 for his performance during the last fiscal year. The compensation committee believes that Mr. Baumhauer’s compensation is appropriate.

Compensation of Other Officers

        Champps’ executive compensation program for other executive officers is described above, although the corporate business unit and individual performance goals and the relative weighting of the quantitative and qualitative performance factors described above varies, depending upon the responsibilities of particular officers.

Submitted by the Champps Entertainment, Inc. Compensation Committee on October 8, 2004 Michael P. O'Donnell, Chairman Charles G. Phillips Ian Hamilton Stephen Edwards

Compensation Committee Interlocks and Insider Participation

        No member of the compensation committee has a reportable relationship with Champps.

Audit Committee Report

        The audit committee reviews Champps’ financial reporting process on behalf of the board of directors. Champps’ management is responsible for the financial statements and the reporting process, including the system of internal controls. Champps’ independent auditors are responsible for expressing an opinion on the consolidated financial statements of Champps in conformity with U.S. generally accepted accounting principles.

        In this context, the audit committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as modified or supplemented, and all other matters required to be discussed with the auditors. In addition, the audit committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) in a letter dated August 18, 2004, as modified or supplemented, and has discussed with them their independence from Champps and its management. The audit committee has also considered whether the independent auditors’ provision of non-audit services to Champps is compatible with the auditor’s independence.

        In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board of directors has approved, that the audited consolidated financial statements be included in Champps’ annual report on Form 10-K for the year ended June 27, 2004, for filing with the Securities and Exchange Commission.

Submitted by the Champps Entertainment, Inc. Audit Committee on October 8, 2004 Charles G. Phillips - Chairman Michael P. O'Donnell Ian Hamilton

        In accordance with the rules and regulations of the SEC, the above report of the audit committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the Securities Exchange Act of 1934 or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other filed document.

AUDIT AND OTHER FEES

        We incurred the following fees to our auditors, KPMG, LLP, for the fiscal years ended June 27, 2004 and June 29, 2003:

Fiscal Year	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total
2004	$217,000	$7,500	$5,000	$54,833	$284,333
2003	239,700	7,500	--	--	247,200

Audit Fees

        Fiscal year 2004 audit fees consisted of $215,000 for the audit and quarterly reviews of the consolidated financial statements for the fiscal year ended June 27, 2004 and $2,000 for consents and assistance with, and review of, registration statements filed with the SEC. All services performed by the principal accountant were performed by full-time employees of KPMG, LLP.

        Fiscal year 2003 audit fees consisted of $175,000 for the audit and quarterly reviews of the consolidated financial statements for the fiscal year ended June 29, 2003. Audit fees for fiscal 2003 also included $64,700 in fees related to the issuance of consents, issuance of comfort letters for the convertible debt offering completed in December 2002, and assistance with SEC comment letter responses. All services performed by the principal accountant were performed by full-time employees of KPMG, LLP.

Audit Related Fees

        Audit related fees for fiscal 2004 and 2003 represent the aggregate fees for assurance and related services performed by our principal accountant that are reasonably related to the performance of the audit or the review of our quarterly financial statements and are not reported in audit fees described above. These fees relate to audits of employee benefit plans.

Tax Fees

        Tax fees for fiscal 2004 represent the aggregate fees for tax advice performed by KPMG, LLP.

All Other Fees

        Other fees paid in fiscal 2004 were for other permissible services performed that do not meet the above category descriptions, including $54,833 for the assistance with the initial steps of compliance with the rules of Section 404 of the Sarbanes Oxley Act of 2002 (“SOX 404”). KPMG’s assistance with the initial steps of the Company’s compliance with SOX 404 has been reviewed to ensure compliance with applicable independence rules and the rules of the SEC.

Audit Committee Pre-approval of Fees

            The audit committee meets with the independent auditors prior to the audit to discuss the planning and staffing of the audit and to approve the proposed fee for the audit and any required special services. The audit committee is notified in advance of any proposed engagement of the independent auditor to provide non-audit services to the Company. The audit committee adopted a pre-approval policy for services by its independent accountant to comply with Securities and Exchange Commission Release No. 33-8183 pursuant to which all services provided by the principal auditor are pre-approved by the chairman of the audit committee. The audit committee pre-approved all services performed by the principal accountants for fiscal year 2004 in accordance with the pre-approval policy.

        Representatives of KPMG are expected to be present at the annual meeting to answer appropriate questions from the stockholders and will be given an opportunity to make a statement on behalf of KPMG should they desire to do so. None of our directors or executive officers has any substantial interest, direct or indirect, in KPMG, LLP.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Champps’ executive officers, directors and persons who own more than 10% of a registered class of Champps’ equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish copies to Champps.

        Based upon a review of the reports furnished to Champps and representations made to Champps by its officers and directors, Champps believes that, during fiscal year 2004, its officers, directors and its 10% beneficial owners, complied with all applicable reporting requirements.

EXPENSES OF SOLICITATION

        The cost of soliciting proxies will be borne by Champps. In addition, Champps will reimburse its transfer agent for charges and expenses in connection with the distribution of proxy materials to brokers or other persons holding stock in their names or in the names of their nominees and for charges and expenses in forwarding proxies and proxy materials to the beneficial owners. Solicitations may further be made by officers and regular employees of Champps, without additional compensation, by use of mail, email, personal interview, telephone or telecopy.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Stockholders who want to have a proposal included in our proxy statement for next year’s annual meeting of stockholders must send the proposal to Champps for a receipt date of no later than June 16, 2005. Such a proposal must also comply with the requirements as to form and substance established by the company’s by-laws and by the Securities and Exchange Commission in order to be included in the proxy statement and should be directed to the secretary of Champps at the principal executive offices of Champps located at 10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124.

        For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2005 Annual Meeting, SEC rules permit management to vote proxies in its discretion of we: (1) receive notice of the proposal before the close of business on September 1, 2005, and advise shareholders in the 2005 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) or not receive notice of the proposal prior to the close of business on September 1, 2005.

OTHER MATTERS

        The board of directors is not aware of any other matter to be presented for action at the annual meeting of stockholders; however, if any other matter is properly presented it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their judgment on such matter.

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements of proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

        A number of brokers with account holders who are Champps’ stockholders may be householding our proxy materials. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker otherwise when you receive the original notice of household. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker to discontinue householding and direct your written request to receive a separate proxy statement and annual report to the Company at 10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124, Attention: Corporate Secretary, or by calling 720-529-7370. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

        A free copy of the Form 10-K may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.champps.com and clicking on “Investor Relations,” then on “Filings with the SEC.”

        THIS PROXY STATEMENT IS ACCOMPANIED BY CHAMPPS’ ANNUAL REPORT TO STOCKHOLDERS FOR FISCAL YEAR 2004. ADDITIONAL INFORMATION IS CONTAINED IN CHAMPPS’ ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 27, 2004, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. CHAMPPS WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER A COPY OF ITS ANNUAL REPORT ON FORM 10-K UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, CHAMPPS ENTERTAINMENT, INC., 10375 PARK MEADOWS DRIVE, SUITE 560, LITTLETON, COLORADO 80124.

October 15, 2004	BY ORDER OF THE BOARD OF DIRECTORS, By: /s/ Donna L. Depoian DONNA L. DEPOIAN Secretary